UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2016

Commission File Number 000-54530

GOPHER PROTOCOL INC.

(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

23129 Cajalco Road, Perris, CA 92570

(Address of principal executive offices)

888-685-7336

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 10, 2016, Gopher Protocol Inc. (the “Company”) issued a press release regarding its completion of Alpha Phase testing of its first product, GopherAntiTheft(TM), an electronic circuit including a proprietary microchip that is housed within a sticky patch (the "Patch"). The Patch can be affixed to any object, mobile or static,  in order to track its location anywhere on Earth. The electronic circuit communicates with other similar working patches via a separate, secured, and private network.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated February 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOPHER PROTOCOL INC.

By:/s/ Michael Murray

-----------------------------------------

Name: Michael Murray

Title: CEO, President, Secretary,

Treasurer and Director

Date:       February 11, 2016

Perris, California